As filed with the Securities and Exchange Commission on 12/9/2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741

(Name and address of agent for service)

(414) 765-5344
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2004

Date of reporting period: September 30, 2003

Item 1. Report to Stockholders.

# Duncan-Hurst
## MUTUAL FUNDS

SEMI-ANNUAL REPORT
SEPTEMBER 30, 2003
(Unaudited)

## AGGRESSIVE GROWTH FUND

## INTERNATIONAL GROWTH FUND

WWW.DUNCAN-HURST.COM

REPORT FROM THE FOUNDER AND CIO, BEAU DUNCAN

Dear Shareholder:

The markets continued to move higher over the last six months driven by increased enthusiasm about both the economy and earnings. However in the U.S., in response to a series of weaker economic data, a sell-off occurred in late September reducing gains for the period. Small-cap stocks led the way in the period with the Russell 2000 Index up 34.6%, while the S&P 500 Index and Russell 1000 Index were only up 18.5% and 19.2%, respectively. This was also true in the international markets with the Citigroup World Ex. U.S. EMI Index up 38.0% versus the 29.2% for the Citigroup World Ex U.S. PMI Index.

Few will dispute the fact that an economic and corporate profit recovery is underway. The focus has now shifted to sustainability. The amazing growth in U.S. productivity is supporting profits and should result in a sustainable return of capital expenditures. The lack of job growth in the U.S. is structural and not as dire as it appears. Given that real-wage growth is very strong in this recovery and the unemployment rate is at a historically low level, the ability of the consumer to spend is not as bad as it seems. A U.S. recovery will help to drive a global recovery.

We continue to position the portfolios to take advantage of accelerating economic growth, focusing on those stocks with strong revenue growth and high potential for margin expansion. While some leading indicators of economic growth began to taper slightly near the end of the third quarter, we remain optimistic that the economies will exhibit strong growth going forward, driving further gains in the stock markets.

The individual Fund’s results, as well as a more detailed profile of each Fund, are presented in this annual report. For any additional information on our Funds, we invite you to visit our website at www.duncan-hurst.com or call 1-800-558-9105.

Thank you for your investment in Duncan-Hurst Mutual Funds. We appreciate your continued commitment to the Funds.

Sincerely,

William H. “Beau” Duncan, Jr.
Chairman

Mutual fund investing involves risk; loss of principal is possible. Past performance does not guarantee future results. The Russell 2000, Russell 1000 and S&P 5000 Indices are unmanaged indices commonly used to measure performance of U.S. stocks. The Citigroup World Ex. U.S. EMI and Citigroup World Ex. U.S. PMI Indices are market capitalization weighted indices measuring capital appreciation. They are unmanaged world equity indices representative of small and large capitalization securities, respectively, excluding the U.S. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible. Distributed by Quasar Distributors, LLC 11/03

1

AGGRESSIVE GROWTH FUND MARKET REVIEW

The mid-cap growth universe outperformed the large-cap growth category for the last six months producing a 27.3% versus 18.8%, but underperformed the small-cap growth universe’s 37.1%, as measured by the Russell Growth Indices. The Duncan-Hurst Aggressive Growth Fund underperformed its benchmark, the Russell Midcap Growth Index by 4.5%. Our process requires a stock to exhibit high relative price strength and accelerating earnings growth. The majority of the stocks that outperformed were companies with minimal or no earnings and had a share price under $10 and therefore were not candidates for investment.

In the second quarter, the Fund outperformed in a number of sectors including business services/capital equipment, consumer staples, health care and retail. Specifically, success came from investment in 1) for-profit education companies, 2) medical device and products companies with strong new technologies and 3) information technology companies with high defensible market share and strong growth prospects. The Fund underperformed the technology sector due to its sector overweight.

In the third quarter, the Fund benefited from successful stock selection in the retail and consumer cyclical sectors, which displayed strong fundamental growth characteristics. We continued to see strength in the online segment of our economy specifically in online education and retail stock trading. Additionally, we saw signs of strength in the biotechnology area. The Fund underperformed in technology due to an underweight in semiconductor stocks as they began to outperform and an underweight in software. Subsequently, the Fund’s semiconductor weight has been increased.

The current environment continues to be a stock picker’s market and true to our process we are pursuing opportunities from a bottom-up perspective throughout many sectors. We are focusing on companies that have leverage to a capital spending increase and also can grow beyond the cyclical upswing. These include broadband build-out, network upgrades, wireless devices and storage. We are also keeping a core position in health care focusing on biotechnology. While some leading indicators of economic growth began to taper slightly near the end of the third quarter, we remain optimistic that the economy will exhibit strong growth going forward, driving further gains in the stock market.

The average annual total return since the fund’s inception (10/19/1999) and for the one-year period as of 9/30/2003 were –17.91% and 16.04%, respectively, for the Duncan-Hurst Aggressive Growth Fund.

The average annual total return since the fund’s inception (10/19/1999) and for the one-year period as of 9/30/2003 were –1.41% and 38.89%, respectively, for the Russell Midcap Growth Index. The Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. You cannot invest directly in an index.

Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns assume reinvestment of dividends and capital gains. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Sector allocation is subject to change at any time and is not a recommendation to buy or sell in any sector.

2

SCHEDULE OF INVESTMENTS at September 30, 2003 (Unaudited)

Shares		Value

COMMON STOCKS: 96.5%
Apparel Manufacturing: 3.1%
2,210	Coach, Inc.*	$120,666

Biotechnology: 5.0%
1,430	Gilead Sciences, Inc.*	79,980
2,200	Martek Biosciences Corp.*	115,874

		195,854

Casino/Hotels: 3.2%
4,060	Station Casinos, Inc.	124,236

Commercial Services: 1.9%
4,850	Plexus Corp.*	75,369

Computer Storage Devices: 5.7%
4,140	Advanced Digital Information Corp.*	58,043
4,830	Dot Hill Systems Corp.*	66,461
3,550	Seagate Technology	96,560
		221,064

Consulting Services: 1.2%
4,010	Navigant Consulting, Inc.*	49,363

E-Commerce/Services: 9.7%
2,000	Amazon.Com, Inc.*	96,720
3,780	Ask Jeeves*	65,772
12,300	CNET Networks, Inc.*	87,084
950	F5 Networks, Inc.*	18,278
2,700	Monster Worldwide, Inc.*	67,986
5,000	Valueclick, Inc.*	42,050

		377,890

Educational Services: 7.5%
2,810	Career Education Corp.*	127,293
2,461	University of Phoenix Online*	163,853
		291,146

Electrical Components: 1.4%
5,190	Power-One, Inc.*	53,405

Financial Services: 2.2%
7,700	Ameritrade Holding Corp.*	86,625

Health/Medical Services: 3.8%
1,550	Coventry Health Care Inc.*	81,747

3

Shares		Value
Health/Medical Services: (continued)
759	Mid Atlantic Medical Services*	39,037
2,920	WebMD Corp.*	26,046
		146,830

Home Builders: 1.5%
740	Lennar Corp.	57,565

Household Audio and Video Equipment: 2.9%
1,160	Harman International Industries, Inc.	114,086

Medical Products: 0.4%
1,000	Alaris Medical Systems, Inc.*	16,600

Pharmaceuticals: 9.1%
1,935	American Pharmaceutical Partners, Inc.*	60,662
2,550	Eon Labs, Inc.*	97,792
760	Pharmaceutical Resources, Inc.*	51,847
2,840	Sepracor, Inc.*	78,213
1,172	Taro Pharmaceuticals Industries*	66,054
		354,568

Plastic Film: 1.8%
2,400	Applied Films Corp.*	71,352

Programming Services: 2.3%
2,480	Cognizant Technology Solutions Corp.*	90,445

Radio/Television Equipment: 3.6%
2,920	Research In Motion, Ltd.*	111,544
1,970	Tekelec*	30,752
		142,296

Research: 5.1%
2,890	Celgene Corp.*	125,224
1,380	Gen-Probe, Inc.*	74,755

		199,979

Semiconductors: 8.6%
2,050	Altera Corp.*	38,745
3,350	Broadcom Corp.*	89,177
8,700	Globespan Virata, Inc.*	62,814
3,350	Broadcom Corp.*	89,177
8,700	Globespan Virata, Inc.*	62,814

See accompanying Notes to Financial Statements.

4

SCHEDULE OF INVESTMENTS at September 30, 2003 (Continued) (Unaudited)

Shares		Value

Semiconductors: (continued)
1,920	Marvell Technology
	Group, Ltd.*	$72,480
11,330	Vitesse
	Semiconductor Corp.*	72,512

		335,728

Software: 5.3%
1,050	Altiris, Inc.*	27,594
1,570	Avid Technology, Inc.*	82,959
2,630	United Online, Inc.*	91,314

		201,867

Telecommunications: 9.6%
1,740	Adtran, Inc.	106,453
3,300	Covad Communications
	Group, Inc.*	18,249
5,750	Foundry Networks, Inc.*	123,682
8,130	Primus
	Telecommumications
	Group, Inc.*	54,877
10,230	Sonus Networks, Inc.*	70,894

		374,155

Transportation: 1.6%
2,440	JB Hunt Transport
	Services, Inc.*	63,489

TOTAL COMMON STOCKS
(cost $3,130,693)		3,764,578

Principal
Amount

SHORT-TERM INVESTMENTS:
Money Market Investment: 1.3%
$50,612	UMB Money Market
	Fiduciary 0.2672%,
	12/31/2031	50,612

TOTAL SHORT-TERM
INVESTMENTS
cost $50,612)		50,612

TOTAL INVESTMENTS IN SECURITIES: 97.8%
(cost $3,181,305†)		$3,815,190
Other Assets less Liabilities: 2.2%		84,484

NET ASSETS: 100%		$3,899,674

* Non-income producing security.
†     At September 30, 2003, the basis of investments for federal income tax purposes investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation	$745,266
Gross unrealized depreciation	(111,381)

Net unrealized appreciation	$633,885

See accompanying Notes to Financial Statements.

5

INTERNATIONAL GROWTH FUND MARKET REVIEW

The Duncan-Hurst International Growth Fund outperformed its style benchmark, Citigroup World Ex U.S. BMI Growth Index, and the broad index, MSCI EAFE. The Fund’s return was 39.3% versus 29.3% for the Citigroup Index and 29.0% for MSCI EAFE for the six months ending September 30, 2003.

In the second quarter of 2003, signs emerged of growth and an increase in investor appetite for risk, this drove a revaluation of assets globally. The value/growth style performance differential was relatively muted with value outperforming growth by approximately 1%, as measured by the Citigroup World Ex. U.S. style indices. Small-cap stocks continued to outperform large-cap stocks as their valuation and growth profiles were more attractive. Positions in Japan and information technology drove much of the portfolio’s excess returns.

The third quarter was an excellent period for international equity investors overall, and our investment process and stock selection was well rewarded. The Fund’s outperformance was mostly the result of being able to identify and capitalize on growth opportunities related to business spending, information technology and Asia.

Risks going forward, de-stabilizing forces hindering equity markets could evolve from: 1) rapid and severe U.S. dollar collapse; 2) rapid and severe U.S. Treasury Bond collapse; and 3) continued rising energy prices. Given that these movements have been orderly thus far, we have no reason to believe that this should change going forward.

We remain optimistic about growth opportunities in the international markets. The Fund is positioned to take further advantage of technology spending, but sustainability bears monitoring. Opportunities exist in Asia for both export and domestically oriented industries, especially since the recent U.S. dollar decline. China continues to be a strong driver for the region. Europe should also benefit from a strong U.S. recovery, although some exporting companies could be hurt by a strong Euro.

The International Growth Fund invests in foreign securities which may involve greater volatility and political, economic and currency risk and differences in accounting methods.

The average annual total return since the fund’s inception (6/30/1999) and for the one-year period as of 9/30/2003 were 0.06% and 31.64%, respectively, for the Duncan-Hurst International Growth Fund.

The average annual total return since the fund’s inception (6/30/1999) and for the one-year period as of 9/30/2003 were –4.93% and 28.24%, respectively, for the Citigroup World Ex. U.S. BMI Growth Index. The average annual total return since the fund’s inception (10/19/1999) and for the one-year period as of 9/30/2003 were –4.57% and 26.01%, respectively, for the MSCI EAFE Index. The Citigroup World Ex. U.S. BMI Growth Index is a market capitalization weighted index measuring capital appreciation. It is an unmanaged world equity index representative of the universe of institutionally investable securities, excluding the U.S. The MSCI EAFE Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends. It is widely recognized as a benchmark for measuring the performance of international value funds. You cannot invest directly in an index.

Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns assume reinvestment of dividends and capital gains.

Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Sector allocation is subject to change at any time and is not a recommendation to buy or sell in any sector.

6

SCHEDULE OF INVESTMENTS at September 30, 2003 (Unaudited)

Shares		Value

COMMON STOCKS: 100.0%
Australia: 1.0%
225,000	Lihir Gold Limited $	$252,804

Belgium: 1.3%
6,800	Mobistar SA*	342,019

Canada: 7.0%
24,000	ATI Technologies
	Inc., Com.*	358,190
7,900	Cognos, Inc.*	245,058
39,000	Major Drilling
	Group Intl.*	236,985
117,000	Nortel Networks Corp.*	479,700
6,520	Precision Drilling Corp.*	245,543
18,600	Sierra Wireless, Inc.*	243,966

		1,809,442

Finland: 1.2%
19,560	Nokia OYJ	305,136

France: 5.3%
27,960	Alcatel SA*	330,767
2,720	Aventis SA	141,115
5,050	France Telecom SA*	116,149
3,730	Renault SA	220,664
3,710	Sanofi-Synthelabo SA	225,529
4,500	Total Fina Elf SA	341,100

		1,375,324

Germany: 6.7%
5,700	Deutsche Boerse AG	288,750
4,400	Freenet.de AG*	248,515
3,650	Puma AG	459,066
7,660	SAP AG	232,941
5,000	Stada Arzneimittel AG	267,846
5,000	Stada Arzneimittel
	AG - Rights	11,180
25,400	T-Online International*	254,384

		1,762,682

Hong Kong: 6.6%
33,000	Cheung Kong Holdings	261,015
240,000	China Merchants
	Holdings International	275,834
232,000	Denway Motors Ltd.	140,809
570,000	Dongfang
	Electrical Machine*	133,229

See accompanying Notes to Financial Statements.

7

Shares		Value

Hong Kong: (continued)
22,000	Hang Seng Bank	269,893
86,000	Henderson
	Land Development	360,934
850,000	HKR International Ltd.*	285,390

		1,727,104

Ireland: 1.9%
12,750	Anglo Irish Bank PLC	137,641
65,600	Kingspan Group PLC	252,866
2,900	Ryanair Holdings PLC*	117,450

		507,957

Israel: 1.3%
11,450	Radware Ltd.*	207,818
2,550	Teva Pharmaceutical
	Industries Ltd.	145,733

		353,551

Italy: 1.2%
59,000	Banca Intesa SpA	178,642
9,800	Banco Popolare di
	Verona e Novara Scrl	137,864

		316,506

Japan: 23.4%
8,000	Canon, Inc.	390,995
63,000	Ebara Corp.	257,154
3,300	Fanuc Ltd.	199,982
3,700	Honda Motor Co., Ltd.	148,046
15,000	JGC Corp.	131,451
75,000	Kawasaki Kisen
	Kaisha Ltd.	255,785
46,000	Komatsu Ltd.	239,646
26,000	Komatsu
	Electronic Metals*	198,058
16,082	Konica Minolta
	Holdings, Inc.	212,766
6,000	Lasertec Corp.	203,554
18,000	Leopalace21 Corp.	142,595
27,000	NEC Corp.	203,017
21,000	Nikon Corp.*	291,366
1,700	Nippon
	Television Network	248,651
4,500	Nitto Denko Corp.	194,558
144	NTT DoCoMo, Inc.	351,895
8,300	Sawai Pharmaceutical
	Co. Ltd.	260,780

8

SCHEDULE OF INVESTMENTS at September 30, 2003 (Continued) (Unaudited)

Shares		Value

Japan: (continued)
15,000	Sekisui House Ltd.	135,613
10,000	Sharp Corp.	146,355
47,000	Sumimoto Bakelite
	Co. Ltd.	235,600
6,000	T&K Toka Co. Ltd.	161,124
7,000	Tamron Co. Ltd.	286,354
4,700	TDK Corp.	278,933
8,000	Union Tool Co.	272,837
10,000	Ushio, Inc.	146,086
38	Yahoo Japan Corp.*	537,439

		6,130,640

Netherlands: 3.7%
17,024	Aegon NV	199,181
17,550	ING Groep NV	324,675
19,150	Koninkligke
	Philips Electronics NV	438,918

		962,774

Philippines: 0.6%
12,900	Philippine Long Distance*	152,220

Russia: 1.8%
6,520	Mobile Telesystems	479,546

Singapore: 2.3%
132,000	City Developments Ltd.	389,459

310,000	Norelco
	Centreline Holdings	211,622

		601,081

South Korea: 2.2%
4,430	LG Electronics Inc.*	213,768
1,100	Samsung Electronics
	Co., Ltd.*	374,908

		588,676

Spain: 1.1%
43,750	Amadeus Global
	Travel Distribution SA	275,125

Sweden: 0.5%
4,400	Autoliv, Inc.	132,249

Switzerland: 8.3%
5,450	Adecco SA	269,281
16,400	Credit Suisse Group	524,686
1,500	Roche Holding AG	124,375
10,250	STMicroelectronics	246,512

See accompanying Notes to Financial Statements.

9

Shares		Value

Switzerland: (continued)
5,920	Swiss Reinsurance	376,108
11,170	UBS AG	626,758

		2,167,720

Taiwan: 3.1%
23,500	AU Optronics Corp.	299,860
62,000	Silconware Precision*	245,520
23,400	Taiwan Semiconductor
	Manufacturing Co. Ltd.*	253,422

		798,802

Thailand: 4.8%
33,000	Aeon Thana
	Sinsap Thailand	173,554
2,050,000	Home Product
	Center PLC	202,279
1,133,000	Land and House Public
	Co., Ltd.	343,333
580,000	Noble Development
	Public Co., Ltd.	228,049
246,300	Kasikornbank PCL*	302,246

		1,249,461

United Kingdom: 14.7%
64,000	Acambis PLC*	325,900
11,000	British Sky
	Broadcasting PLC*	112,302
129,500	Colt Telecom
	Group PLC*	198,477
14,700	ebookers PLC*	269,157
16,900	Enterprise Inns PLC	261,824
14,020	GlaxoSmithKline PLC	594,448
20,180	Man Group PLC	437,193
54,000	Merant PLC*	127,396
48,900	Prudential Corp.	333,703
18,500	Royal Bank of Scotland
	Group PLC	470,259
35,290	Smith & Nephew PLC	232,178
24,350	Vodafone Group PLC	493,087

		3,855,924

TOTAL COMMON STOCKS
(cost $21,438,228)		26,146,743

10

SCHEDULE OF INVESTMENTS at September 30, 2003 (Continued) (Unaudited)

Principal Amount	Value

SHORT-TERM INVESTMENTS:
Money Market Investment: 0.3%
$74,235 UMB Money Market
Fiduciary 0.2672%,
12/31/2031	$74,235

TOTAL SHORT-TERM
INVESTMENTS
(cost $74,235)	74,235

TOTAL INVESTMENTS IN
SECURITIES: 100.3%
(cost $21,512,463†)	26,220,978

Liabilities in excess of
Other Assets: (0.3)%	(78,859)

NET ASSETS: 100%	$26,142,119

* Non-income producing security.
† At September 30, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation	$4,946,312
Gross unrealized depreciation	(237,797)

Net unrealized appreciation	$4,708,515

See accompanying Notes to Financial Statements.

11

SCHEDULE OF INVESTMENTS at September 30, 2003 (Unaudited)

Industry	% of Net Assets

Airlines	0.5%
Apparel	1.8
Auto Manufacturers	1.9
Auto Parts/Equipment	0.5
Banks	7.4
Building & Construction Products	1.0
Chemicals	2.3
Commercial Banks	2.7
Computer Storage Devices	1.9
E-Commerce/Services	2.0
Electronic Components-Miscellaneous	4.4
Electronic Components-Semiconductor	5.0
Electric Products	3.9
Engineering/Research & Development	0.5
Finance-Services	3.4
Holding Companies-Diversified	2.1
Home Builders	2.7
Human Resources	1.0
Insurance	4.7
Machinery	2.9
Media	1.4
Medical Products	0.9
Mining	1.0
Office/Business Equipment	1
Oil & Gas Drilling	1.8
Oil Comp-Integrated	1.3
Pharmaceuticals	8.0
Photo Equipment & Supplies	3.0
Real Estate	4.4
Retail	1.8
Scientific Instruments	0.8
Software	3.1
Telecommunication Equipment	4.3
Telecommunication Services	9.1
Transportation	2.0
Web Portals	3.0

Total Investments in Securities	100.0
Short-Term Investments	0.3
Liabilities in excess of Other Assets	(0.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

12

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2003 (Unaudited)

	Aggressive	International
	Growth	Growth
	Fund	Fund

ASSETS
Investments in securities, at cost	$3,181,305	$21,512,463

Investments in securities, at value	$3,815,190	$26,220,978
Receivables:
Dividends and interest	5	43,522
Investment securities sold	104,880	1,839,916
Due from Advisor	20,581	–
Fund shares sold	113,200	–
Prepaid Expenses	902	3,185

Total assets	4,054,758	28,107,601

LIABILITIES
Payables:
Investment securities purchased	103,991	1,374,158
Fund shares purchased	–	523,362
Advisory fees	–	4,692
Administration fees	2,877	4,398
Transfer Agent fees	13,019	16,053
Fund Accounting fees	7,746	6,717
Accrued expenses	27,451	36,102

Total liabilities	155,084	1,965,482

NET ASSETS	$3,899,674	$26,142,119

COMPONENTS OF NET ASSETS
Paid-in capital	$33,528,813	$46,716,295
Undistributed net investment income (loss)	(15,400)	30,003
Accumulated net realized loss
on investments and foreign
currency	(30,247,624)	(25,314,689)
Net unrealized appreciation
on investments and foreign currency	633,885	4,710,510

Net assets	$3,899,674	$26,142,119

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares
Outstanding	$3,899,674	$26,142,119
Shares outstanding	841,863	3,878,170
Net asset value, offering and
redemption price per share	$4.63	$6.74

See accompanying Notes to Financial Statements.

13

STATEMENTS OF OPERATIONS For the Six Months Ended September 30, 2003 (Unaudited)

	Aggressive	International
	Growth	Growth
	Fund	Fund

INVESTMENT INCOME
Income
Dividends (net of foreign taxes
withheld of $50 and $33,633,
respectively)	$5,560	$207,344
Interest	1,326	471

Total income	6,886	207,815

Expenses
Advisory fees	18,119	150,179
Administration fees	17,548	24,029
Fund accounting fees	16,287	22,509
Transfer agent fees	16,287	25,071
Registration expense	10,065	11,529
Audit fees	7,686	7,686
Custody fees	6,954	57,645
Trustee fees	3,294	4,026
Reports to shareholders	2,928	6,954
Legal fees	2,013	2,013
Miscellaneous expenses	2,013	2,562
Insurance expense	366	915

Total expenses	103,560	315,118
Less: fees waived and expenses
absorbed	(81,274)	(137,306)

Net expenses	22,286	177,812

Net investment income (loss)	(15,400)	30,003

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments and
foreign currency	$255,428	$2,411,445
Change in unrealized appreciation/
depreciation on investments and
foreign currency	483,891	5,218,214

Net realized and unrealized gain on
investments and foreign currency	739,319	7,629,659

Net increase in net assets resulting
from operations	$723,919	$7,659,662

See accompanying Notes to Financial Statements.

14

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive	Aggressive	International
	Growth Fund	Growth	Growth Fund	International
	Six Months	Fund	Six Months	Growth Fund
	Ended	Year	Ended	Year
	September 30,	Ended	September 30,	Ended
	2003	March 31,	2003	March 31,
	(Unaudited)	2003	(Unaudited)	2003

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)	$(15,400)	$(68,455)	$30,003	$(106,765)
Net realized gain (loss)
on investments and
foreign currency	255,428	(1,705,342)	2,411,445	(5,676,918)
Change in unrealized
appreciation/
depreciation on
investments and
foreign currency	483,891	(774,330)	5,218,214	(3,704,098)

Net increase (decrease)
in net assets resulting
from operations	723,919	(2,548,127)	7,659,662	(9,487,781)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Class R	–	101,499	–	843,992
Class I	116,181	2,186,340	38,007	545,730
Cost of shares redeemed (1)
Class R	–	(2,497,605)	–	(2,115,591)
Class I	(126,304)	(7,596,275)	(1,298,286)	(4,696,704)
Net decrease in net assets
Derived from net change
in outstanding shares (a)	(10,123)	(7,806,041)	(1,260,279)	(5,422,573)

Total increase
(decrease) in net
assets	713,796	(10,354,168)	6,399,383	(14,910,354)

See accompanying Notes to Financial Statements.

15

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Aggressive		International
	Growth	Aggressive	Growth	International
	Fund	Growth	Fund	Growth
	Six Months	Fund	Six Months	Fund
	Ended	Year	Ended	Year
	September 30,	Ended	September 30,	Ended
	2003	March 31,	2003	March 31,
	(Unaudited)	2003	(Unaudited)	2003

NET ASSETS

Beginning of period	$3,185,878	$13,540,046	$19,742,736	$34,653,090
End of period	$3,899,674	$3,185,878	$26,142,119	$19,742,736

(a) A summary of capital share transactions is as follows:

Class R Shares (2)
Shares sold	–	23,852	–	128,081
Shares reinvested	–	–	–	–
Shares redeemed	–	(625,018)	–	(370,089)
Net decrease	–	(601,166)	–	(242,008)

Class I Shares
Shares sold	25,080	525,210	6,633	105,973
Shares reinvested	–	–	–	–
Shares redeemed	(28,923)	(1,687,374)	(209,324)	(919,543)
Net decrease	(3,843)	(1,162,164)	(202,691)	(813,570)

(1)             Net of redemption fees of: $7, $655, $0 and $20,922, respectively.
(2)   As of September 27, 2002, the Class R shares of the Aggressive Growth Fund and International Growth Fund were closed and exchanged to Class I shares. $771,182 and $452,511 in shares were exchanged into Class I respectively.

See accompanying Notes to Financial Statements.

16

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Aggressive								Aggressive
	Growth		Aggressive		Aggressive		Aggressive		Growth
	Fund		Growth		Growth		Growth		Fund
	Six Months		Fund		Fund		Fund		October 19,
	Ended		Year		Year		Year		1999†
	September 30,		Ended		Ended		Ended		through
	2003		March 31,		March 31,		March 31,		March 31,
	(Unaudited)		2003		2002		2001		2000

Net asset value, beginning
of period	$3.77		$5.20		$7.32		$22.46		$11.53

Income from investment operations:
Net investment loss	(0.02)		(0.08)		(0.08)		(0.09)		(0.07)
Net realized and
unrealized gain (loss)
on investments	0.88		(1.35)		(2.04)		(13.55)		11.00

Total from investment
Operations	0.86		(1.43)		(2.12)		(13.64)		10.93

Less distributions to shareholders:
From net realized gains	–		–		–		(1.50)		–

Paid in capital from
redemption fees	–		–		–		–		–

Net asset value, end of
Period	$4.63		$3.77		$5.20		$7.32		$22.46
Total return	22.81	%**	(27.50	) %	(28.96)%		(62.80)%		94.80	%**

Ratios/supplemental data:
Net assets, end of
period (millions)	$3.9		$3.2		$10.4		$16.6		$25.3
Ratio of expenses to average net assets:
Before fees waived and
expenses absorbed	5.72	%*	3.89%		2.28%		1.88%		2.52	%*
After fees waived and
expenses absorbed***	1.23	%*	1.28%		1.23%		1.25%		1.25	%*
Ratio of net investment loss to average net assets:
Before fees waived and
expenses absorbed	(5.34	)%*	(3.71)%		(2.09	) %	(1.64)%		(2.30	)%*
After fees waived and
expenses absorbed***	(0.85	)%*	(1.10	) %	(1.04	) %	(1.01	) %	(1.03	)%*
Portfolio turnover rate	98.50	%**	201.07%		294.07%		434.43%		239.99	%**

*       Annualized.
**    Not annualized.
***   For the year ended March 31, 2003, ratio includes 12b-1 fees from Class R which were exchanged to Class I shares on September 30, 2002. Had those fees not been included, the expense and net investment loss ratios would have been 1.23% and (1.36)%, respectively.
†      Commencement of operations.

See accompanying Notes to Financial Statements.

17

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period (continued)

	International		International	International	International	International
	Growth Fund		Growth	Growth	Growth	Growth Fund
	Six Months		Fund	Fund	Fund	October 19,
	Ended		Year	Year	Year	1999†
	September 30,		Ended	Ended	Ended	through
	2003		March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2003	2002	2001	2000

Net asset value, beginning
of period	$4.84		$6.74	$7.40	$21.38	$10.00

Income from investment operations:
Net investment loss	0.01		(0.03)	(0.08)	(0.07)	(0.13)
Net realized and
unrealized gain (loss)
on investments	1.89		(1.88)	(0.58)	(9.42)	11.51

Total from investment
Operations	1.90		(1.91)	(0.66)	(9.49)	11.38

Less distributions to shareholders:
From net realized gains	–		–	–	(4.49)	–

Paid in capital from
redemption fees	–		0.01	–	–	–

Net asset value, end of
Period	$6.74		$4.84	$6.74	$7.40	$21.38
Total return	39.26	%**	(28.19)%	(8.92)%	(48.60)%	113.80	%**

Ratios/supplemental data:
Net assets, end of
period (millions)	$26.1		$19.7	$33.0	$27.1	$39.0
Ratio of expenses to average net assets:
Before fees waived and
expenses absorbed	2.62%*		2.47%	2.39%	2.47%	2.33	%*
After fees waived and
expenses absorbed***	1.48%*		1.49%	1.48%	1.48%	1.48	%*
Ratio of net investment loss to average net assets:
Before fees waived and
expenses absorbed	(0.89	)%*	(1.37)%	(1.47)%	(1.69)%	(2.02	)%*
After fees waived and
expenses absorbed***	0.25	%*	(0.39)%	(0.60)%	(0.70)%	(1.17	)%*
Portfolio turnover rate	80.16	%**	190.31%	259.28%	324.24%	161.42	%**

*     Annualized.
**   Not annualized.
***  For the year ended March 31, 2003, ratio includes 12b-1 fees from Class R which were exchanged to Class I shares on September 30, 2002. Had those fees not been included, the expense and net investment loss ratios would have been 1.48% and (1.38)%, respectively.
†    Commencement of operations.

See accompanying Notes to Financial Statements.

18

NOTES TO FINANCIAL STATEMENTS at September 30, 2003 (Unaudited)

NOTE 1 – ORGANIZATION
Duncan-Hurst Aggressive Growth Fund and Duncan-Hurst International Growth Fund (the “Funds”) are each a series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”) which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Duncan-Hurst Aggressive Growth Fund Class R and Class I commenced operations on March 31, 1999 and October 19, 1999, respectively. The Aggressive Growth Fund Class R ceased operations on September 30, 2002. Duncan-Hurst International Growth Fund Class R and Class I commenced operations on June 30, 1999. The International Growth Fund Class R ceased operations on September 30, 2002. The investment objective of each Fund is long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States.

A.   Security Valuation . Securities traded on a national securities exchange, or Nasdaq are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

B.    Foreign Currency . Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate at the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign currency gains and losses from dividends receivable and other foreign currency denominated receivables and payables in realized and unrealized gain (loss) on investments and foreign currency.

The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on

19

NOTES TO FINANCIAL STATEMENTS at September 30, 2003 (Continued) (Unaudited)

investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.    Federal Income Taxes . The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

D.    Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

E.    Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Duncan-Hurst Capital Management Inc. (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement. The Adviser furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% for Duncan-Hurst Aggressive Growth Fund and 1.25% for Duncan-Hurst International Growth Fund based upon the average daily net assets of the Funds. For the six months ended September 30, 2003, the advisory fees incurred were $18,119 and $150,179 for Duncan-Hurst Aggressive Growth Fund and Duncan-Hurst International Growth Fund, respectively.

The Funds are responsible for their own operating expenses. The Adviser, however, has contractually agreed to limit the Funds’ total expenses by reducing all or a portion of their fees and reimbursing the Funds for expenses, excluding interest and tax expense, so that their ratio of expenses to average net assets will not exceed the following:

Duncan-Hurst Aggressive Growth Fund	1.23%
Duncan-Hurst International Growth Fund	1.48%

Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the respective Fund if requested by the Adviser in

Duncan-Hurst Mutual Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2003 (Continued) (Unaudited)

subsequent fiscal years. Under the Expense Limitation Agreement, the Adviser may recoup reimbursements made in a Fund’s first fiscal year in any of the five succeeding fiscal years, reimbursements made in a Fund’s second fiscal year in any of the four succeeding fiscal years and any reimbursements in years subsequent to fiscal year two, over the subsequent three fiscal years after the reimbursements are made. Any such reimbursement is contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Funds must pay their current ordinary expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

For the six months ended September 30, 2003, the Adviser waived fees and absorbed expenses as follows:

	Fees	Expenses
	Waived	Absorbed

Duncan-Hurst Aggressive Growth Fund	$ 18,119	$63,155
Duncan-Hurst International Growth Fund	137,306	–

At September 30, 2003, the cumulative amounts subject to recoupment by the Adviser, all of which must be recouped no later than March 31, 2007, are as follows:

Duncan-Hurst Aggressive Growth Fund	$ 849,106
Duncan-Hurst International Growth Fund	1,252,888

U.S. Bancorp Fund Services, LLC, (“USBFS”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates (subject to a minimum fee of $35,000 per Fund):

Under $75 million	0.20% of average daily net assets
$75 to $150 million	0.15% of average daily net assets
$150 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

UMB Bank, N.A., serves as custodian and USBFS serves as transfer agent and accounting services agent for the Funds.
For the six months ended September 30, 2003, Duncan-Hurst Aggressive Growth Fund and Duncan-Hurst International Growth Fund incurred $17,548 and $24,029, respectively, in administration fees.

20

NOTES TO FINANCIAL STATEMENTS at September 30, 2003 (Continued) (Unaudited)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. T.O. Richardson Securities, Inc. serves as principal underwriter for shares of the Funds.

Certain officers of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN
The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Adviser, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Class R shares of the Funds. The fee is paid to the Adviser as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. On September 30, 2002, Class R shares were exchanged to Class I shares. For the year ended March 31, 2003, Duncan-Hurst Aggressive Growth Fund and Duncan-Hurst International Growth Fund incurred fees of $2,695 and $1,569, respectively, pursuant to the Plan.

NOTE 5 - PURCHASES AND SALES OF SECURITIES
The cost of purchases, and the proceeds from the sales of securities, other than short-term investments, for the six months ended September 30, 2003 are as follows:

	Purchases	Sales

Duncan-Hurst Aggressive Growth Fund	$3,518,882	$3,628,736
Duncan-Hurst International Growth Fund	18,728,021	19,318,254

21

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund’s officers and trustees and is available, without charge, upon request.

Independent Trustees

		Term of		# of Funds	Other
	Position	Office and	Principal	in complex	Directorships
	Held with	Length of	Occupation	overseen	Held by
Name, Age and Address	the Trust	Time Served	During Past Five Years	by Trustee	Trustee

Dorothy A. Berry	Chairman	Indefinite	Talon Industries	2	Not
(Born 1943)	and	Term	(administrative,		Applicable
2020 E. Financial Way	Trustee	Since	management & business
Suite 100		May 1991	consulting); formerly
Glendora, CA 91741			Chief Operating Officer,
Integrated Assets
Management (investment
advisor and manager)
and formerly President,
Value Line, Inc.,
(investment advisory &
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite	Retired; formerly Senior	2	Not
(Born 1939)		Term	Vice President, Rockefeller		Applicable
2020 E. Financial Way		Since	Trust Co.; Financial
Suite 100		May 1991	Counselor, Rockefeller &
Glendora, CA 91741			Co.

Carl A. Froebel	Trustee	Indefinite	Private Investor; formerly	2	Not
(Born 1938)		Term	Managing Director,		Applicable
2020 E. Financial Way		Since	Premier Solutions, Ltd.;
Suite 100		May 1991	formerly President and
Glendora, CA 91741			Founder, National Investor
Data Services, Inc.
(investment related
computer software).

Rowley W.P. Redington	Trustee	Indefinite	President; Intertech	2	Not
(Born 1944)		Term	Computer Services Corp.		Applicable
2020 E. Financial Way		Since	(consumer electronics and
Suite 100		May 1991	computer service and
Glendora, CA 91741			marketing); formerly
Vice President, PRS of
New Jersey, Inc.
(management consulting),
and Chief Executive
Officer, Rowley Associates
(consultants).

22

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued) (Unaudited)

Interested Trustees and Officers
		Term of		# of Funds	Other
	Position	Office and	Principal	in complex	Directorships
	Held with	Length of	Occupation	overseen	Held by
Name, Age and Address	the Trust	Time Served	During Past Five Years	by Trustee	Trustee

Steven J. Paggioli	Trustee	Indefinite	Consultant U.S. Bancorp	2	Trustee,
(Born 1950)		Term	Fund Services, LLC since		Managers
2020 E. Financial Way		Since	July, 2001; formerly		Funds.
Suite 100		May 1991	Executive Vice President
Glendora, CA 91741			Investment Company
Administration, LLC
(“ICA”) (mutual fund
Administrator and the
Fund’s former
administrator

Robert M. Slotky	President	Indefinite	Vice President,	--	Not
(Born 1947)		Term	U.S. Bancorp Fund		Applicable
2020 E. Financial Way		Since	Services, LLC since
Suite 100		August 2002	July, 2001; formerly Senior
Glendora, CA 91741			Vice President, ICA
(May 1997-July 2001.

Eric W. Falkeis	Treasurer	Indefinite	Vice President,	--	Not
(Born 1973)		Term	U.S. Bancorp Fund		Applicable
615 E. Michigan St.		Since	Services, LLC since 1997;
Milwaukee, WI 53202		August 2002	Chief Financial Officer,
Quasar Distributors, LLC,
since 2000.

Chad E. Fickett	Secretary	Indefinite	Compliance	--	Not
(Born 1973)		Term	Administrator, U.S.		Applicable
615 E. Michigan St.		Since	Bancorp Fund Services,
Milwaukee, WI 53202		March 2002	LLC since July, 2000

23

Duncan-Hurst
MUTUAL FUNDS

## DUNCAN-HURST CAPITAL MANAGEMENT INC.

## AGGRESSIVE GROWTH FUND
## INTERNATIONAL GROWTH FUND

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

or

P.O. Box 701
Milwaukee, WI 53201-0701

**For more information: 1-800-558-9105**

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)    Not applicable for semi-annual reports.

(b)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title ) /s/ Robert M. Slotky
Robert M. Slotky, President

Date December 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robert M. Slotky
Robert M. Slotky, President

Date December 5, 2003

By (Signature and Title)  /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date December 5, 2003